COMPROMISE, SETTLEMENT,
                        RELEASE AND TERMINATION AGREEMENT

         This COMPROMISE, SETTLEMENT, RELEASE AND TERMINATION AGREEMENT (this "Agreement") is entered into effective May 12, 1997, by and among Horizon/CMS Healthcare Corporation, a Delaware corporation ("HHC"), d/b/a Horizon Healthcare Corporation ("HHC") and Horizon Specialty Hospital ("HSH"), Horizon Facilities Management, Inc., a Delaware corporation ("HFM"), Horizon Medical Specialty Services, Inc., a Delaware corporation doing business as Respiratory Supply Services ("RSS"), Rehabilitative Associates, Inc., a Florida corporation doing business as RehabWorks ("RAI"), CMS Therapies, Inc., a North Carolina corporation doing business as RehabWorks of Texas and as RehabWorks of Michigan ("CMS Therapies"), National Institutional Pharmacy Services, Inc., a Delaware corporation ("NIPSI"), NIPSI Healthcare of Houston Ltd. Partnership, a Texas limited partnership ("NIPSI-Houston"), NIPSI of Houston, Inc., a Texas corporation ("NIPSI-H"), Advanced Clinical Technology, Inc., a Delaware
corporation ("ACT"), and LTC Medical Laboratories, Inc. ("LTC") (each, a "Horizon Entity" and, collectively, the "Horizon Entities") on the one hand, and HEA Management Group, Inc., a Texas corporation ("HEA"), Texas Health Enterprises, Inc., a Texas corporation ("THE"), Health Enterprises of Oklahoma, Inc., an Oklahoma corporation, Health Enterprises of Michigan, Inc., a Michigan corporation, and PCK-TEX, LTD., a Texas limited partnership (collectively, the "HEA Group"), on the other.

                              W I T N E S S E T H:

         WHEREAS, HFM is a party to that certain Master Management Agreement (the "Master Management Agreement") dated as of January 1, 1996 by and among HFM, as manager, and the HEA Group pursuant to which HFM provides management and administrative services for and on behalf of the HEA Group in respect of those nursing facilities located in Texas, Michigan and Oklahoma identified on Exhibit A attached to the Master Management Agreement (the "HEA Facilities");

         WHEREAS,   HFM  contends  that  the  HEA  Group   currently   owes  HFM
approximately   $14,321,198.00   for  the  provision  of  these  management  and
administrative services under the terms of the Master Management Agreement;

         WHEREAS, HFM is a party to that certain Loan Agreement (the "Loan Agreement") dated as of January 1, 1996, by and among HFM, as lender, and the HEA Group pursuant to which HFM made a $35 million line of credit available to the HEA Group, as borrowers, and pursuant to which each of the HEA Group executed that certain Promissory Note dated of even date therewith (the "HEA Group Promissory Note"). In addition, pursuant to the Loan Agreement, each of the constituent members of the HEA Group executed a Security Agreement, a Leasehold Deed of Trust on each of the leased HEA Group facilities (other than the nine (9) PCK-Tex facilities), an Assignment of Rents and Leases in respect of each of the leased HEA Group facilities (other than the nine (9) PCK-Tex facilities), and a Pledge Agreement of all of the HEA Group's bank and other depository accounts (the Loan Agreement, the Security Agreement, the Leasehold Deed of Trust, the Assignment of Rents and Leases, and the Pledge Agreement shall be referred to individually herein as an "Original Loan Document" and collectively, the "Original Loan Documents");

         WHEREAS, HHC and HFM are parties to that certain Letter of Intent dated as of December 15, 1995, by and among HHC, HFM, and the HEA Group with respect to a proposed loan agreement, and a management agreement concerning certain facilities located in Texas, Michigan and Oklahoma;

         WHEREAS,   HFM  contends  that  the  HEA  Group   currently   owes  HFM
approximately $26,250,000 in principal and $2,080,075 in accrued but unpaid interest on the HEA Group Promissory Note and the Original Loan Documents;

         WHEREAS, NIPSI is currently a party to a variety of agreements with the HEA Group under which NIPSI provides a variety of pharmacy services, pharmaceuticals, enteral and parenteral supplies and pharmacy consultation services to a substantial number of the facilities covered by the Master Management Agreement (the "HEA Group Pharmacy Contracts");

         WHEREAS, NIPSI contends that the HEA Group is currently indebted to it in the amount of $3,347,576.00 (the "NIPSI Indebtedness");

         WHEREAS, NIPSI-Houston is currently a party to a variety of agreements with the HEA Group under which NIPSI-Houston provides a variety of pharmacy services, pharmaceuticals, enteral and parenteral supplies and pharmacy consultation services to certain of the facilities covered by the Master Management Agreement that are located within the vicinity of Houston, Texas (the "HEA Group Houston Pharmacy Contracts");

         WHEREAS,  NIPSI-Houston  contends  that  the  HEA  Group  is  currently
indebted   to  it  in  the   amount   of   $1,529,422.00   (the   "NIPSI-Houston
Indebtedness");

         WHEREAS, CMS Therapies and RAI (or one or more of its subsidiaries) (collectively, "RehabWorks") are currently a party to a variety of agreements with the HEA Group under which RehabWorks provides physical therapy, occupational therapy and speech therapy services to a substantial number of the facilities covered by the Master Management Agreement located in Texas and in Michigan (the "HEA Group Therapy Contracts");

         WHEREAS, RehabWorks contends that the HEA Group is currently indebted to it in the aggregate amount of $11,861,376.22 (the "RehabWorks Indebtedness");

         WHEREAS, HSH is currently a party to a variety of agreements with the HEA Group under which HSH provides certain specialty hospital services to a substantial number of the facilities covered by the Master Management Agreement (the HEA Group Specialty Contracts");

         WHEREAS, HSH contends that the HEA Group is currently indebted to it in the aggregate amount of $1,090,681.11 (the "HSH Indebtedness");

         WHEREAS, LTC is currently a party to a variety of agreements with the HEA Group under which LTC provides clinical laboratory services to a substantial number of the facilities covered by the Master Management Agreement (the "HEA Group Lab Contracts");

         WHEREAS, LTC contends that the HEA Group is currently indebted to it in the aggregate amount of $4,916.99 (the "LTC Indebtedness");

         WHEREAS, RSS is a party to a variety of agreements with the HEA Group under which RSS provides durable medical equipment to a substantial number of the facilities covered by the Master Management Agreement (the "HEA Group DME Contracts");

         WHEREAS, RSS contends that the HEA Group is currently indebted to it in the amount of $43,347.77 (the "RSS Indebtedness");

         WHEREAS, ACT is a party to a variety of agreements with the HEA Group under which ACT provides mobile x-ray services to a substantial number of the facilities covered by the Master Management Agreement (the "HEA Group X-Ray Contracts");

         WHEREAS, ACT contends that the HEA Group is currently indebted to it in the amount of $69,143.00 (the "ACT Indebtedness");

         WHEREAS, the Horizon Entities, as a whole, contend that the HEA Group is currently indebted to HFM and its affiliates as of April 30, 1997 (the "Aggregate Horizon Indebtedness") as follows:

         HEA Group Promissory Note (Principal)              $26,250,000.00
         HFM Management Fee (est.)                           14,321,198.00
         HEA Group Promissory Note (Interest)                 2,080,075.00
         NIPSI Indebtedness                                   3,347,576.00
         NIPSI-Houston Indebtedness                           1,529,422.00

         ACT Indebtedness                                        69,143.00
         RehabWorks Indebtedness                             11,861,376.22
         LTC Indebtedness                                         4,916.99
         RSS Indebtedness                                        43,347.77
         HSH Indebtedness                                     1,090,681.11
         Conservative Care, Inc. (non-affiliate)                667,775.94
                                                            ---------------
                                                            $61,265,512.03

         WHEREAS, the HEA Group contends that it has certain monetary claims against the Horizon Entities for the manner in which the indebtedness represented by the HEA Group Promissory Note was administered, the manner in which HFM provided management and administrative services under the Master Management Agreement, and for costs which it has or will incur in legal, accounting fees, and other expenses associated with resolving these claims, and which claims are of a sufficient value to offset the amounts claimed by the Horizon Entities;

         WHEREAS, the Horizon Entities and the HEA Group dispute the respective contentions and allegations described above, but desire to avoid costly and protracted litigation to resolve such disputes;

         WHEREAS, the Horizon Entities and the HEA Group desire to fully and finally compromise and settle their respective contentions and allegations as set forth more fully hereinbelow, including, without limitation, the payment by Horizon of the amounts claimed by Conservative Care, Inc.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Horizon Entities and the HEA Group agree as follows:

                  1. INCORPORATION BY REFERENCE. The foregoing recitals are hereby incorporated by reference.

                  2. COMPROMISE AND SETTLEMENT OF AGGREGATE HORIZON INDEBTEDNESS. For and in consideration of the provisions of this Agreement, the execution and delivery of that certain accounts payable Loan Agreement (the "Loan Agreement"), a copy of which is attached hereto as Exhibit A and incorporated herein by reference, the execution and delivery of that certain Promissory Note executed by the HEA Group in the amount of $17,046,463.09, with respect to accounts payable and amounts payable to Conservative Care, Inc., a copy of which is attached hereto as Exhibit B and incorporated herein by reference, the termination of the Master Management Agreement, and the execution by the HEA Group of all documents and/or instruments necessary to effect the transactions contemplated by this Agreement, the Horizon Entities hereby acknowledge payment in full of the Aggregate Horizon Indebtedness.

         The Note will be collateralized by the seventeen (17) leasehold mortgages (Nine (9) in Oklahoma and eight (8) in Michigan) and one (1) deed of trust lien on Canterbury Villa of Houston, Texas. Horizon shall release and/or terminate all other documents securing the Original Loan Documents, and the HEA Group Promissory Note, and documents executed in connection with the Master Management Agreement, including but not limited to, deeds of trust, fixture filings, security agreements, leasehold deeds of trust, on each of the leased HEA Group Facilities, assignment of rents and leases in respect to each of the leased HEA Group Facilities, memorandum of right of first refusal and option, facility management agreements for each respective HEA Group Facility, Letter Agreement dated January 1, 1996, pledge agreements of all HEA Group receivables, bank and other depository accounts, UCC-1 financing statements, and other documents which purport to provide the Horizon Entities security or collateral in connection with the Original Loan Documents, the HEA Group Promissory Note and/or the Master Management Agreement.

                  3. TERMINATION OF CERTAIN SUBSIDIARY SERVICE CONTRACTS.

                           a. The HEA Group  shall  have the right to  terminate
any one or more of the HEA Group Pharmacy Contracts and the HEA Group Houston Pharmacy Contracts, commencing December 31, 1997, notwithstanding any provision contained in the HEA Group Pharmacy Contracts and/or the HEA Group Houston Pharmacy Contracts to the contrary.

                           b. The HEA Group  shall  have the right to  terminate
any one or more of the HEA Group Therapy Contracts with RehabWorks, commencing July 1, 1997, notwithstanding any provision contained in the HEA Group Therapy Contracts to the contrary.

                           c. The HEA  Group  shall pay in  accordance  with the
applicable individual facility HEA Group Pharmacy Contracts, the HEA Group Houston Pharmacy Contracts, the HEA Group Therapy Contracts, HEA Group Specialty Contracts, HEA Group Lab Contracts, HEA Group DME Contract, and HEA Group X-Ray Contracts, all amounts which are incurred on or after May 1, 1997 due to NIPSI, NIPSI-Houston, RehabWorks, HSH, LTC, RSS, ACT, respectively, within ninety (90) days of the date of invoicing.

                  4. TERMINATION OF MASTER MANAGEMENT AGREEMENT. HFM and the HEA Group hereby terminate the Master Management Agreement which termination shall be effective as of 12:01 a.m., May 12, 1997 (the "Effective Time").

                  5. NO CONTINUING OBLIGATIONS OR LIABILITIES. From and after the Effective Time, neither HFM nor the respective entities of the HEA Group (collectively or individually) shall have any rights or obligations under the Master Management Agreement. Following the Effective Time, all of the provisions, terms, covenants, representations and warranties contained in the Master Management Agreement shall have no continuing legal effect.

                  6. RELEASE. For and in consideration of the provisions of this Agreement, the execution and delivery of the Loan Agreement, including the recitals set forth above, the Note, the termination of the Master Management Agreement, and the execution by the HEA Group of all documents and/or instruments necessary to effect the transactions contemplated by this Agreement and save and except for the obligations created by this Agreement, the Loan Agreement and all Loan Documents and the Note, the Horizon Entities, on the one hand, and HEA Group, on the other, do hereby voluntarily and knowingly release, acquit and forever discharge the other and all of the other's agents, employees, successors, affiliates, directors, officers, shareholders, subsidiaries, parent corporations, and assigns from any and all claims, demands, debts, causes of action, liabilities, agreements, obligations, accounts, defenses and damages, known or unknown, that they or any of them or any of their agents, employees, successors, predecessors, affiliates, administrators, officers, directors, subsidiaries, and assigns, or anyone claiming by, under, or through each of any of them ever had or now has, or may in the future acquire against each other for or by reason of (i) any matter, cause, or thing done, admitted to, or suffered to be done by either the Horizon Entities or the HEA Group, as the case may be, at any time prior to and including the date hereof, in any way connected with, arising out of, related to or in furtherance of [A] the obligations created under the Master Management Agreement, [B] any or all agreements, covenants and obligations of either the Horizon Entities or the HEA Group, as the case may be, relating to the obligations created under the Master Management Agreement, [C] any or all prior understandings or agreements, oral or written, and negotiations related thereto with respect to this Agreement, [D] the exercise, enforcement or realization by HFM of any deferred management fees under the Master Management Agreement, or [E] any actions taken or not taken by either HFM or the HEA Group, as the case may be, with respect to any of the obligations created under the Master Management Agreement; and (ii) all claims and causes of action which could have been or could be asserted either offensively or defensively against either the Horizon Entities or the HEA Group, as the case may be, in any court in respect of the duties and obligations evidenced by the Master Management Agreement, the Original Loan Documents, the Aggregate Horizon Indebtedness or any and all claims and causes of action which could have been or could be asserted against the Horizon Entities for related party disallowances, prudent buyer disallowances, excessive charges, and/or coverage denials, etc., at the Facilities owned and/or operated by the HEA Group prior to the date hereof. This RELEASE shall include, without limitation, such claims or defenses as fraud, mistake, duress, overreaching, usury, failure to disclose, and interference with business management or relating to any of the matters, documents, transactions, acts or omissions described above. Other than as specifically set forth in this Agreement, the parties make no representations or warranties with respect to the transactions set forth herein.

                  7. RETAINED EMPLOYEES. The HEA Group shall have no obligation whatsoever to hire any HFM employees. Upon execution of this Agreement, the HEA Group shall provide HFM with a list of HFM employees to whom it has offered or intends to offer employment with HEA Group following the Effective Time, and a list of employees who have refused employment. Additionally, for sixty days following closing, the HEA Group shall provide HFM with prompt written notice of any additional employees offered employment and any former HFM employees who have refused to accept employment with HEA Group.

                  8. FURTHER ASSURANCES. Following the Effective Date, HFM and the HEA Group agree to assist the other, respectively, as reasonably requested with ordinary and routine matters arising in the transfer of management from HFM to the HEA Group, and the parties agree to cooperate and sign releases of collateral as contemplated herein to effect the terms of this Agreement. Upon execution of this Agreement, the HEA Group shall have the right to immediate occupancy of the corporate headquarters at 401 North Elm, Denton, Texas, and any lease agreement between the parties shall terminate. HFM waives any rights and interests whether contract, statutory, or otherwise in the corporate headquarters. The HEA Group agrees to provide the Horizon Entities with reasonable access to the records transferred hereunder to the HEA Group upon reasonable notice and during normal business hours to examine and photocopy patient records and records relating to the operation of the business.

                  9. NO ADMISSION. The provisions of this Agreement and accompanying documents do not constitute evidence, or an admission by either of the parties, or any affiliated or related party, of any liability or wrongful conduct, and cannot be used by either of the parties, or any affiliated or related party, in any judicial and/or administrative proceeding against the other party or parties as an admission of liability or wrongdoing.

                  10. POLICIES AND PROCEDURES. Any systems, methods, procedures, written materials, or brochures developed by HFM in connection with or related to its provision of management and administrative services under the Master Management Agreement in respect of the Facilities covered by the same, shall be and become the property of the HEA Group at the Effective Time.

                  11. ENTIRE AGREEMENT. This Agreement and the Loan Agreement contain the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, discussions, arrangements or understandings with respect thereto, including but not limited to that Letter of Intent dated April 25, 1997, between HEA Group, HFM and Horizon/CMS Healthcare Corporation, and shall not be amended, supplemented, modified unless executed in writing by the party to be bound thereby.

                  12.  SUCCESSORS AND ASSIGNS.  This Agreement  shall be binding
upon  and  inure  to  the  benefit  of  the  successors,   assigns,   and  legal
representatives of each of the parties hereto.

                  13. COUNTERPARTS. This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all parties are not signatory to the original or the same counterparts.

                  14. DUE AUTHORIZATION. The persons signing this Agreement represent that they are duly authorized to execute this Agreement on behalf of the respective Horizon Entity or member of the HEA Group.

                  15. CHOICE OF LAW. This Agreement shall be interpreted under the laws of the State of Texas without reference to conflict of laws provisions.

                  16. PRESS RELEASE. For a period of sixty (60) days following the date of this Agreement, neither party shall release for publication a press release with respect to this Agreement or the Loan Document without first submitting a copy of such release to the other party for review and comment.

         IN WITNESS WHEREOF, the undersigned have affixed or caused their duly authorized representatives to affix their signatures effective as of the date first set forth above.

                       HORIZON/CMS HEALTHCARE CORPORATION,
                       a Delaware corporation,

                       By: /s/ Charles H. Gonzales
                          -----------------------------------------------
                               Charles H. Gonzales, Senior Vice President


                       HORIZON FACILITIES MANAGEMENT, INC.,
                       a Delaware corporation,

                       By: /s/ Scot Sauder
                          -----------------------------------------------
                                Scot Sauder, Vice President and Secretary

                       HORIZON MEDICAL SPECIALTY SERVICES,
                          INC., a Delaware corporation

                       By: /s/ Charles H. Gonzales
                          -----------------------------------------------
                               Charles H. Gonzales, Senior Vice President


                       NATIONAL INSTITUTIONAL PHARMACY
                       SERVICES, INC., a Delaware corporation

                       By: /s/ Charles H. Gonzales
                          -----------------------------------------------
                               Charles H. Gonzales, Senior Vice President


                       NIPSI OF HOUSTON, INC., a Texas corporation

                       By: /s/ Charles H. Gonzales
                          -----------------------------------------------
                               Charles H. Gonzales, Senior Vice President


                       NIPSI HEALTHCARE OF HOUSTON LTD.
                       PARTNERSHIP, a Texas limited partnership

                       By: NIPSI of Houston, Inc., a Texas corporation, its General Partner

                                By: /s/ Charles H. Gonzales
                          -----------------------------------------------
                                    Charles H. Gonzales, Senior Vice President


                       REHABILITATIVE ASSOCIATES, INC.,
                       a Florida corporation

                       By: /s/ Charles H. Gonzales
                          -----------------------------------------------
                                Charles H. Gonzales, CEO

                       LTC MEDICAL LABORATORIES, INC.,
                       a Delaware corporation

                       By: /s/ Charles H. Gonzales
                          -----------------------------------------------
                               Charles H. Gonzales, Senior Vice President


                       CMS THERAPIES, INC.,
                       a North Carolina corporation

                       By: /s/ Charles H. Gonzales
                          -----------------------------------------------
                       Name:
                       Title: Chief Executive Officer


                       ADVANCED CLINICAL TECHNOLOGY, INC., an
                       Arizona corporation

                       By: /s/ Charles H. Gonzales
                          -----------------------------------------------
                               Charles H. Gonzales, Senior Vice President


                       TEXAS HEALTH ENTERPRISES, INC.,
                       a Texas corporation

                       By: /s/ Peter C. Kern
                          -----------------------------------------------
                                Peter C. Kern, President


                       HEALTH ENTERPRISES OF OKLAHOMA, INC.,
                       an Oklahoma corporation

                       By: /s/ Peter C. Kern
                          -----------------------------------------------
                                Peter C. Kern, President

                       HEALTH ENTERPRISES OF MICHIGAN, INC.,
                       a Michigan corporation

                       By: /s/ Peter C. Kern
                          -----------------------------------------------
                                Peter C. Kern, President


                       PCK-TEX, LTD., a Texas limited partnership

                       By:      Texas Health Enterprises, Inc.,
                                a Texas corporation, General Partner

                                By: /s/ Peter C. Kern
                                   --------------------------------------
                                        Peter C. Kern, President

                       HEA MANAGEMENT GROUP, INC.,
                       a Texas corporation

                       By: /s/ Peter C. Kern
                          -----------------------------------------------
                                Peter C. Kern, President